                                                                    EXHIBIT 10.1

              DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT
                                     BETWEEN
           [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED
           SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]
                                       AND
                                 CIMA LABS INC.

         This DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT (the "Agreement"), effective as of June 26, 2003 (the "Effective Date"), by and between [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], a Delaware corporation and wholly owned subsidiary of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], maintaining its offices at [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] ("[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]"), and CIMA LABS INC., a Delaware Corporation, maintaining offices at 10000 Valley View Road, Eden Prairie, MN 55344-9361 ("CIMA").

In consideration of the rights conferred and the obligations assumed herein, and intending to be legally bound, the parties agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the meanings set out below:

         1.1. "Affiliate(s)" shall mean, in relation to either party hereto, any entity or person which directly or indirectly controls, is controlled by, or is under common control by a party. The term "control" for purposes of this definition shall mean the right to exercise more than fifty percent (50%) of the voting rights of an entity, or the power to direct or cause the direction of the management or policies, or to direct, select, or appoint officers or directors of the entity.

         1.2. "[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information" has the meaning ascribed to it in
                  Section 9.1

         1.3. "CIMA Competitor" shall mean any entity or person principally engaged in the business of licensing, formulation, development and manufacturing of fast Oral Disintegrating Tablets and listed on Schedule 1.3 hereto and as such schedule may be amended by mutual agreement from time to time.

         1.4. "CIMA Confidential Information" has the meaning ascribed to it in Section 9.2.

         1.5. "CIMA Licensed Patents" shall mean the patents and patent applications owned or Controlled by CIMA and/or its Affiliates that claim Licensed Product, the DuraSolv(R) Technology, the PakSolv(R) Technology and/or the OraSolv(R) Technology as related to Licensed Product, and its manufacture, its packaging, or its use, its import or its sale and including any extension, reissue, renewal, reexamination or continuation-in-part of such patents or patent applications. CIMA Licensed Patents shall include Developed Intellectual Property. CIMA Licensed Patents shall not include any Work Product. The initial list of CIMA Licensed Patents is set forth on Schedule 1.5.

         1.6. "CIMA Technical Information" shall mean (a) techniques and data, including ideas, inventions (including patentable inventions, but excluding inventions covered by CIMA Licensed Patents), practices methods, knowledge, know-how, trade secrets, skill, experience, documents, apparatus, test data, including pharmacological, toxicological and clinical test data, analytical and quality control data, manufacturing, patent data or descriptions relating to Licensed Product, including, but not limited to, those that relate to DuraSolv(R)Technology, PakSolv(R)Technology and/or
                  OraSolv(R)Technology, owned or Controlled by CIMA and/or its Affiliates and (b) chemical formulations, compositions of matter, product samples and assays relating to Licensed Product, including, but not limited to, those that relate to DuraSolv(R)Technology, PakSolv(R)Technology and/or
                  OraSolv(R)Technology, owned or Controlled by CIMA and/or its Affiliates. CIMA Technical Information shall include Developed Intellectual Property. CIMA Technical Information shall not include any Work Product.

         1.7. "CIMA Licensed Technology" shall mean CIMA Licensed Patents and CIMA Technical Information.

         1.8. "Control or Controlled" in the context of intellectual property rights shall mean rights sufficient to allow a grant of such rights to a party, including by license.

         1.9. "Developed Intellectual Property" shall mean any and all intellectual property rights, including but not limited to, inventions, whether patentable or not, and know-how arising out of the performance of the Work Plan. Developed Intellectual Property shall not include any party's intellectual property existing as of the Effective Date.

         1.10. "Development Specifications" shall mean the development goals for the sensory, physical and functional parameters for the Licensed Product as set forth in Schedule 1.10.

         1.11. "DuraSolv(R)Technology" shall mean the fast-dissolving drug delivery system generally described in U.S. Patents 6,024,981 and 6,221,392 and PCT Published Application No. WO 98/46215.

         1.12. "Exclusive Field" shall mean any product containing [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         1.13. "FDA" shall mean the United States Food and Drug Administration, or any successor thereto.

         1.14.    "Field" shall mean the treatment of all human conditions.

         1.15. "Good Clinical Practice" shall mean the then current standards for clinical trials for pharmaceuticals, as set forth in the United States Federal Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder, as amended from time to time.

         1.16. "Good Laboratory Practice" shall mean the then current standards for laboratory activities for pharmaceuticals, as set forth in the United States Federal, Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder, as amended from time to time.

         1.17. "Good Manufacturing Practice" shall mean the then current standards for manufacture of pharmaceuticals, as set forth in the United States Federal, Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder, as amended from time to time.

         1.18. "Licensed Product" shall mean oral disintegrating tablets containing [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and all improvements and line extensions thereof.

         1.19. "Net Sales" shall mean, for the applicable period, the gross amount invoiced by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or its sublicensees for the sale or other disposition of Licensed Product, less customary adjustments from gross sales to net sales as determined in accordance with U. S. Generally Accepted Accounting Principles as consistently applied by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], including but not limited to: (a) customary quantity, trade and/or cash discounts, allowances, chargebacks, rebates and price adjustments or reductions consistently applied by [***CONFIDENTIAL

                  TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]; (b) actual credits, rebates, or refunds for Licensed Product that are rejected, returned or destroyed by customers; (c) freight, postage, and shipping expenses (including insurance relating thereto) absorbed by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or its Affiliates and (d) sales and other excise taxes and duties directly related to the sale, to the extent included in the gross invoiced amount. Net Sales shall not include any sales of Licensed Product to Affiliates and permitted sublicensees if such Affiliates and permitted sublicensees are not end-users, but Net Sales shall include the subsequent final sales to third parties by any such Affiliates or sublicensees.

         1.20. "Oral Disintegrating Tablets" shall mean a solid tablet dosage form containing medicinal substances which disintegrates rapidly, usually within a matter of seconds when taken orally.

         1.21. "OraSolv(R)Technology" shall mean the fast-dissolving drug delivery system generally described in U.S. Patent 5,178,878 and U.S. Patent Application 08/468,913.

         1.22. "PakSolv(R)Technology" shall mean the packaging system generally described in U.S. Patents 6,155,423; 6,269,615 and 6,311,462.

         1.23. "Pass-Through Costs" shall mean all costs incurred and paid by CIMA to third parties for services, expenses and equipment relating solely to CIMA's performance under the Work Plan.

         1.24. "Royalty Period" shall mean the period commencing on the Effective Date and ending with the last-to-expire issued CIMA Licensed Patent in the country of sale which has at least one valid claim covering any Licensed Product in the country of sale and in the Field.

         1.25.    "Territory" shall mean the entire world.

         1.26. "Trademarks" shall mean the trademarks, tradenames (and registrations and applications therefor) controlled by each of the parties and used on Licensed Product, including, initially the applicable CIMA Trademarks listed on Schedule 1.26(a) hereto and the applicable [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks listed on
                  Schedule 1.26(b) hereto.

         1.27. "Work Plan" shall mean the activities to be conducted by the parties and their agents and Affiliates to develop Licensed Products using DuraSolv(R)

                  Technology, PakSolv(R) Technology and/or OraSolv(R) Technology, including the activities, budget and timeline as set forth on Schedule 1.27 hereof.

         1.28. "Work Product" shall mean any and all results, including technical data and documentation arising from the performance of the Work Plan as performed by or for the parties, including but not limited to the formulation, formulation development, analytical development, manufacturing process development, scale up activities, clinical manufacturing, regulatory services, stability studies, toxicology studies, clinical trials and other activities outlined in or arising from the Work Plan. Work Product shall not include any Developed Intellectual Property.

2.       PERFORMANCE OF THE WORK PLAN

         2.1. Development Steering Committee; Project Coordinators. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall appoint three (3) members and CIMA shall appoint two (2) members to a Development Steering Committee ("DSC"). The objective of the DSC is to coordinate efforts under the this Agreement and the Work Plan. The DSC shall meet no less frequently than once per calendar quarter to review the Work Plan, including but not limited to the budget and timeline. This meeting may be telephonic upon mutual agreement of the parties. CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall each appoint a project coordinator. CIMA's project coordinator shall provide a monthly report to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] project coordinator in sufficient detail to allow [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] project coordinator to comprehend in all material respects the status of the Work Plan. The project coordinators may, but shall not necessarily be, members of the DSC. In accordance with Section 2.1, the DSC shall be responsible for reviewing and determining if the measurable criteria for successful completion of each task for each License Milestone Fee has been met.

         2.2. Budget and Payment. A budget and payment Schedule (a "Budget and Payment Schedule") for the services to be performed by CIMA under the Work Plan shall be specifically set forth in the Work Plan. In consideration for performance of such services under the Work Plan, CIMA will receive payment for
                  (i) each completed task and (ii) the purchase of equipment/instruments needed for the completion of the Work Plan that

                  CIMA does not currently own that will be used exclusively in the Work Plan and manufacture of Licensed Product, each as set forth and identified in the Work Plan and as specified in the Budget and Payment Schedule. All Pass-Through Costs shall be billed at CIMA's actual incurred costs, without mark-up. No expenditure in excess of an individual estimated budgeted item shall be made unless approved in writing in advance by the DSC. In the event the DSC removes in whole or in part any tasks from the Work Plan, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall only be responsible for the actual expenses incurred by CIMA to the date the DSC removed such task(s) for the removed items, as supported by reasonable documentation accompanying any invoice related thereto. In the event that the DSC adds in whole or in part any tasks to the Work Plan, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be responsible for the agreed DSC budgeted costs therefor. CIMA shall invoice [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] on a quarterly basis. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall own all equipment itemized in the Work Plan and purchased with funds provided by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] hereunder. Following completion of the Work Plan or termination of the Supply Agreement, as applicable, CIMA shall deliver such equipment to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in such a manner as [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall reasonably request at [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] expense.

         2.3.     Variances in the Work Plan.

                  2.3.1. The DSC shall have the authority to amend the Development Specifications with the consent of all the members of the DSC. Once approved by the DSC, such written amendments to the Development Specifications shall constitute an amendment to
                           Schedule 1.9 hereto.

                  2.3.2. In the event an amendment to the Development Specifications or any other request by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] requires CIMA to perform services beyond the scope of work set forth in the Work Plan, CIMA shall, in the case of an amendment to the Developmental Specifications or if it is willing to perform the requested services beyond the scope of work set forth in the Work Plan, proceed as follows: consistent with the desire of both parties not to disrupt the ongoing progress of the Work Plan, CIMA shall use commercially reasonable efforts to (i) submit a proposed Budget and Payment Schedule for such out of scope work prior to commencing such work and (ii) obtain written authorization from [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to proceed with such work, which consent shall not be unreasonably withheld. In either case, both parties agree to use good faith efforts to negotiate and agree upon a revised Budget and Payment Schedule as soon as practicable. Any requests to vary the Work Plan, including changes to the Developmental Specifications, shall be made in writing and submitted to the DSC for approval.

         2.4. CIMA Performance. CIMA shall use commercially reasonable efforts to diligently undertake its obligations under the Work Plan, including but not limited to product development, manufacturing, preparation of the CMC section of the NDA filing, and pre-approval Inspection. Further, CIMA agrees:

                  2.4.1. to conform to all applicable laws and regulations, including but not limited to current Good Laboratory Practices, Good Manufacturing Practices and Good Clinical Practices in effect at the time that the obligations are performed; and

                  2.4.2. to provide to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] a complete disclosure of the Work Product, including all documents reasonably requested by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], including all of CIMA's technical data, information and expertise relating to formulation and manufacture of Licensed Products. Such disclosure shall be made no less frequently than quarterly. CIMA shall also execute such documents and take such steps as [***CONFIDENTIAL

                           TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may reasonably request, at [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] expense, in order to vest [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with full record ownership of the Work Product.

         2.5. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Performance. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall use commercially reasonable efforts to diligently undertake the following activities relating to the Licensed Product according to the Work Plan: (1) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***],
                  (2) providing assistance in developing the product development strategy, (3) conducting or having a CRO conduct the bioequivalencey and other clinical studies, (4) filing and maintaining the NDA with CIMA as the approved manufacturer as required pursuant to the Manufacturing Agreement in substantially the form as set forth in Schedule 2.11 ("Manufacturing Agreement"), (5) undertaking market development, launch, and sales and marketing activities in the Territory, and (6) execute such documents and take such steps as CIMA may reasonably request, at CIMA's expense, in order to vest CIMA with full record ownership of the Developed Intellectual Property. Further, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] agrees:

                  2.5.1. to make payments under this Agreement when due and payable; and

                  2.5.2. to conform to all applicable laws and regulations, including but not limited to current Good Laboratory Practices, Good Manufacturing Practices and Good Clinical Practices in effect at the time that the obligations are performed.

         2.6. Safety. Each party shall be responsible for the safety of its own employees and agents with respect to the handling, use, or storage of materials involved in performance of the Work Plan.

         2.7. Regulatory Approvals. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall own all right, title and interest in and to the regulatory approvals for the Licensed Products. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have the right, in its sole and absolute discretion, to submit any regulatory submissions with respect to Licensed Product outside of the United States. During the Royalty Period, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (i) shall keep CIMA reasonably informed of material issues affecting regulatory filings concerning Licensed Product; (ii) shall be responsible for all communications with the FDA and other governmental or regulatory authorities in the Territory and (iii) shall be responsible for all post-regulatory approval regulatory requirements in the Territory, including pharmacovigilance and adverse drug experience reporting.

         2.8. Subcontractors. In the event that CIMA desires to use the services of third parties to perform any of its obligations under this Agreement, CIMA shall first obtain the written approval, which shall not be unreasonably withheld, of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with respect to each such subcontractor and, prior to such approval and thereafter, shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with any information reasonably requested by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or any governmental or regulatory authority with respect to each such subcontractor. With respect to each subcontractor approved by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], CIMA shall ensure that each such subcontractor complies with the applicable obligations of CIMA under this Agreement and shall enter into a written agreement with each such subcontractor that:

                  2.8.1. contains obligations of confidentiality on such subcontractor no less protective of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information than the obligations of CIMA under this Agreement (written evidence of such to be provided to [***CONFIDENTIAL

                           TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] upon written request);

                  2.8.2. shall include substantially the same terms as those appearing in Section 7 Ownership of Intellectual Property to ensure that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] obtains the same rights in the intellectual property generated under such subcontractor agreement as those set forth in this Agreement;

                  2.8.3. permits [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to exercise its inspection and audit rights pursuant to Section 7;

                  2.8.4. permits CIMA to assign the agreement to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] upon [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] request; and

                  2.8.5. does not impose any payment obligations and/or liability on [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         2.9. Storage of Original Records. Records related to or arising out of the performance of the Work Plan shall be stored by CIMA in accordance with applicable FDA archival guidelines. At least ninety (90) days prior to the expiration of the storage period required by the FDA, CIMA shall notify [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in writing of such expiration, and at the end of such period, shall transfer such records to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in a manner designated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

                  COMMISSION.***] shall be responsible for the cost of the transfer of such records.

         2.10. Insurance. Each party shall maintain comprehensive general liability insurance, including blanket contractual liability insurance covering its obligations under this Agreement while the Agreement is in effect, which insurance shall afford limits of not less than five million dollars ($5,000,000.00) for each occurrence and five million dollars ($5,000,000.00) in total for bodily injury liability, personal injury liability, products, liability, property damage liability, contractual liability and completed operations liability. The parties shall provide each other with certificates of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide for a minimum of thirty (30) days written notice to the other party of a cancellation of or material change in the insurance. Each party's comprehensive general liability insurance policy shall contain a waiver of subrogation rights which the other party's insurer(s) may have against it.

         2.11. Manufacturing Agreement. Concurrently with the execution of this Agreement the parties shall enter into the Manufacturing Agreement in substantially the form set forth in Schedule 2.11 hereto.

3.       LICENSE GRANT

         In consideration of the development and license fees and royalties, specified in paragraphs 4.1, 4.2 and 4.3, CIMA grants to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] the following rights during the term of this Agreement:

         3.1. Grant of License. CIMA hereby grants to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] an exclusive license, even as to CIMA subject to Sections 3.2, 3.4 and 7 below, with the right to grant sublicenses, under the CIMA Licensed Technology to use, make, have made, develop, have developed, offer to sell, sell, have sold, distribute, import or otherwise dispose of Licensed Products in the Field in the Territory.

         3.2. Manufacturing. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] rights to make or have made Licensed Products shall be restricted pursuant to the terms of the Manufacturing Agreement.

         3.3.     Non-Compete. From the Effective Date and until the later of:
                  a) ten (10) years from the date of the first commercial sale by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or its sublicensees of the first Licensed Product under this Agreement, and b) the end of the Royalty Period, CIMA and its Affiliates shall not, directly or indirectly, or assist a third party to, compete with or develop a product, which product contains [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         3.4. Right to Sublicense. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be entitled to grant sublicenses under the license granted in Section 3.1 (a) to any third party for consideration and in an arm's-length transaction, or (b) to an Affiliate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], provided that (i) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall promptly notify CIMA upon the execution of any such third-party sublicense, including such sublicensee's name,
                  (ii) the terms and conditions of such grant of sublicense rights (x) are consistent with and do not violate the terms and conditions of this Agreement, and (y) provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with the right and obligation to enforce such terms and conditions; and (iii) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] remains primarily liable and responsible for the performance of any such sublicensee according to the terms of this Agreement. Notwithstanding the foregoing, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall not grant a sublicense to a CIMA Competitor.

4.       PAYMENTS

         [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall make payments to CIMA, in United States dollars by wire transfer of immediately available funds, as follows:

         4.1. Development Fees. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay CIMA for the work invoiced by CIMA upon completion of the tasks identified in the Work Plan. CIMA shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] a reasonably detailed invoice for completed services on a quarterly basis in writing. Invoices shall describe the services performed and shall be accompanied by supporting documentation. All Pass-Through Costs must be itemized and supported by third-party invoices. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] will pay such invoices within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] following receipt thereof.

         4.2.     License Milestone Fee(s).

                  4.2.1. A license milestone fee ("License Milestone Fee") shall be payable by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of completion of the following milestones: [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

                  4.2.2. Under no circumstances shall CIMA be entitled to more than one of each License Milestone Fee, unless the scope of this Agreement is expanded and this Agreement is amended to reflect such expanded scope.

         4.3.     Royalties.

                  4.3.1. Royalty Amount: In consideration for the grant of the license set forth in Section 3.1 above, during the Royalty Period, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay to CIMA a royalty on combined Net Sales of Licensed Product as follows:

         Annual Net Sales                                         Royalty Rate

         [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

         For example, if annual Net Sales of Licensed Products in a given year are [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

                  4.3.2. Royalties shall be payable on a quarterly basis, within [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] after the end of each calendar quarter, based upon the Net Sales during each calendar quarter, commencing with the calendar quarter in which the first commercial sale of such Licensed Product is made.

                  4.3.3. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall furnish to CIMA a non-binding royalty estimate, with in ten (10) calendar days after the close of the quarter.

                  4.3.4. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall furnish to CIMA at the same time as each royalty payment is made, a written report showing (i) the gross sales of Licensed Product by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and its Affiliates and permitted sublicensees during the reporting period and the calculation of the Net Sales from such gross sales, (ii) the calculation of the royalty due and payable for the calendar quarter upon which the royalty payment is based; (iii) the launch date(s) of Licensed Products in any country(ies) during the reporting period; and (iv) the exchange rates used in determining the amount of payment hereunder. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall not be required to provide a reconciliation between the royalty payments and the non-binding estimate provided in Section 4.3.3 above.

                  4.3.5. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall keep, or cause to be kept, full, complete and proper records and accounts of Net Sales of Licensed Product in sufficient detail to enable the royalties payable hereunder to be determined. CIMA shall have the right at its own expense to appoint an independent certified public accounting firm to audit the records which are necessary to verify the royalties payable pursuant to this Agreement; provided, however, that if the audit discloses that CIMA was underpaid royalties by at least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for any calendar year, then [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall reimburse to CIMA any documented and reasonable costs of such audit and CIMA shall refund to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] an amount equal to any overpayment of royalties as disclosed by the audit. In any event, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay to CIMA an amount equal to the additional royalties to which CIMA is entitled as disclosed by the audit. CIMA may exercise its right of audit no more frequently than once in any calendar year. The accounting firm shall disclose to CIMA only information relating solely to the accuracy of the royalty payments and reports. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall preserve and maintain all such records required for audit for a period of three (3) years after the calendar quarter to which the record applies.

5.       TERM AND TERMINATION

         5.1. Term. This Agreement shall commence on the Effective Date and shall remain in full force and effect until agreed to in writing or terminated pursuant to this Agreement.

         5.2.     Termination. This Agreement may be terminated as follows:

                  5.2.1.   By mutual agreement of the parties;

                  5.2.2. By [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]:

                           5.2.2.1. without cause, provided that CIMA is given
                                    thirty (30) days advance written notice of termination;

                           5.2.2.2. if CIMA is in material breach of this
                                    Agreement and fails to cure such breach
                                    within sixty (60) days after receipt of
                                    written notice from [***CONFIDENTIAL
                                    TREATMENT REQUESTED, PORTION OMITTED FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION.***] identifying the breach; or

                           5.2.2.3. if CIMA enters into bankruptcy, whether
                                    voluntary or involuntary, has a receiver appointed, becomes insolvent, enters into any arrangement with its creditors, takes or suffers any similar action in consequence of debt, or ceases or threatens to cease to carry on its business as usual.

                  5.2.3.   By CIMA:

                           5.2.3.1. if [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***] is in material breach of this Agreement and fails to cure such breach within sixty (60) days (or in the event or case of a non-disputed payment due, thirty (30) days) after receipt of written notice from CIMA identifying the breach;

                           5.2.3.2. a) if [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***] does not submit the initial orders for Licensed Product within six (6) months of the FDA NDA approval for the first Licensed Product as set forth in Section 4.2.1.5; b) if the first commercial sale by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or its sublicensees of the first approved Licensed Product by the FDA does not occur within six (6) months after receipt of commercial supply (including samples) of Licensed Product in conformity with orders placed by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with CIMA under the terms of the Manufacturing Agreement as set forth in
                                    Schedule 2.11 due to causes other than force majeure or an act or omission on the part of CIMA or its subcontractors or Affiliates; or c) if [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***]
                                    permanently discontinues the sale of all Licensed Products ("permanently" for purposes of this subsection shall be deemed to be for a period of twelve (12) consecutive months or more, other than by reason a breach of this Agreement or the Supply Agreement by CIMA, force majeure or the reorganization in bankruptcy of [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***]);
                                    for purposes of determining if c) above is in effect, CIMA may send a written request to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] at any time requesting verification [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***] most recent sale or promotion of the Licensed Products and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall respond to CIMA within fifteen (15) business days following CIMA's written request; or

                           5.2.3.3. [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***]
                                    enters into bankruptcy, whether voluntary or involuntary, has a receiver appointed, becomes insolvent, enters into any arrangement with its creditors, takes or suffers any similar action in consequence of debt, or ceases or threatens to cease to carry on its business as usual.

         5.3. Effect of Termination. Upon termination of this Agreement, the parties shall have the following rights and obligations:

                  5.3.1.   If terminated by both parties pursuant to paragraphs
                           5.2.1 or by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to paragraph 5.2.2.1:

                           (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be obligated to pay any earned but unpaid amount, as provided for under the Work Plan pursuant to Section 4.1 and License Milestones pursuant to Section 4.2, and any costs and expenses reasonably incurred by CIMA in anticipation of performance of its obligations under this Agreement and not otherwise covered by payments under
                           Section 4.1; provided, however, that CIMA shall immediately cease activities on the Work Plan and take all reasonable steps to minimize such costs and expenses referred to above; (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall retain all right, title and interest in the Work Product, regardless of the status of the Work Plan and CIMA shall retain all right, title and interest in the Developed Intellectual Property in accordance with Section 7.4.3; (c) CIMA shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with a complete disclosure of all Work Product not yet disclosed to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]; (d) the provisions of Sections 3.2 and 3.3 shall terminate; and (e) the license granted in Section 3.1 shall immediately terminate with any license grant reverting back to CIMA.

                  5.3.2. If terminated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to paragraph 5.2.2.2: (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall not be obligated to pay any non-invoiced unpaid deliverable payment, provided that CIMA's material breach for which this Agreement is being terminated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is not directly related to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] failure to make payments due to CIMA, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in accordance with this Agreement or provide accurate records of sales of Licensed Products, as provided for under the Work Plan pursuant to Section 4.1 or License Milestones pursuant to Section 4.2; (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall retain all right, title and interest in the Work Product, regardless of the status of Work Plan and CIMA shall retain all right, title and interest in the Developed Intellectual Property in accordance with Section 7.4.3; (c) CIMA shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with a complete disclosure of all Work Product not yet disclosed to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in the manner set forth in paragraph 2.4.2; (d) the provisions of Sections 3.2 and 3.3 shall survive; (e) all rights granted to CIMA pursuant to Section 7.4.2 shall immediately terminate and (f) the license granted in Section 3.1 and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] rights to pay royalties pursuant to Section 4.3 shall survive.

                  5.3.3. If terminated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to paragraph 5.2.2.3: (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be obligated to pay any earned but unpaid amount, as provided for under the Work Plan pursuant to Section
                           4.1 and License Milestones pursuant to Section 4.2, and any costs and expenses reasonably incurred by CIMA in anticipation of performance of its obligations under this Agreement and not otherwise covered by payments under Section 4.1; provided, however, that CIMA shall immediately cease activities on the Work Plan and take all reasonable steps to minimize such costs and expenses referred to above;
                           (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall retain all right, title and interest in the Work Product, regardless of the status of Work Plan and CIMA shall retain all right, title and interest in the Developed Intellectual Property in accordance with Section 7.4.3; (c) CIMA shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE

                           SECURITIES AND EXCHANGE COMMISSION.***] with a complete disclosure of all Work Product not yet disclosed to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in the manner set forth in paragraph 2.4.2; (d) the provisions of Sections
                           3.2 and 3.3 shall survive and (e) the license granted in Section 3.1 and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] rights to pay royalties pursuant to Section 4.3 shall survive.

                  5.3.4. If terminated by CIMA pursuant to paragraph 5.2.3.1 or 5.2.3.2: (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be obligated to pay any unpaid amount, and costs and expenses as provided for in Section 5.3.1(a); (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall retain all right, title and interest in the Work Product, regardless of the status of Work Plan and CIMA shall retain all right, title and interest in the Developed Intellectual Property in accordance with Section 7.4.3; (c) CIMA shall provide [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with a complete disclosure of all Work Product not yet disclosed to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in the manner set forth in paragraph 2.4.2; and (d) the provisions of Section 3 immediately terminate.

                  5.3.5.   If terminated by CIMA pursuant to paragraph 5.2.3.3:
                           (a) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be obligated to pay any unpaid amount, and costs and expenses as provided for in Section 5.3.1(a); (b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall retain all right, title and interest in the Work Product, regardless of the status of Work Plan and CIMA shall retain all right, title and interest in the Developed Intellectual Property in accordance with Section 7.4.3; (c) CIMA shall provide [***CONFIDENTIAL

                           TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with a complete disclosure of all Work Product not yet disclosed to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in the manner set forth in paragraph 2.4.2; (d) the provisions of Sections
                           3.2 and 3.3 shall survive and (e) the license granted in Section 3.1 and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] obligations to pay royalties pursuant to Section 4.3 shall survive.

         5.4. Survival. Except as may be modified pursuant to Section 5.3, the rights and obligations set forth in Sections 2.4.2, 2.5(6), 3.4, 5, 7, 8, 9, 10, 13 and 14 shall survive the termination of this Agreement for any reason. If the Agreement is terminated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to paragraph 5.2.2 or by CIMA pursuant to paragraph 5.2.3, such termination shall not extinguish any claim that either may have against the other party for damages, injunction or other remedies arising out of a breach or nonperformance.

6.       INSPECTIONS AND AUDITS

         6.1. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and its authorized representatives shall have the right to inspect the manufacturing and testing facilities of CIMA and its subcontractors or agents, and to discuss and review in reasonable detail the process and quality control procedures used (and the records created) by CIMA during the term of this Agreement with any employees or consultants familiar with the Work Plan; provided, however, that such inspections shall be during normal business hours and shall not unreasonably interrupt the operations of CIMA, and cannot infringe the confidentiality of other CIMA partners or agreements. Such inspections shall be made no more frequently than once each calendar year unless consented to by CIMA in writing, such consent not to be unreasonably withheld.

         6.2. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and its authorized representatives shall have the right to audit the financial records of CIMA using an independent certified public accountant, at [***CONFIDENTIAL TREATMENT REQUESTED,

                  PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] cost and discretion, during CIMA's normal business hours during the terms of this Agreement to verify CIMA's charges billed to the Work Plan pursuant to the terms of Section 2 hereof. This audit right shall be exercised no more than once during any calendar year. If the audit discloses that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] was overcharged by at least [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for any calendar year, then CIMA shall reimburse to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] any documented and reasonable costs of such audit and CIMA shall refund to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] an amount equal to any overcharge as disclosed by the audit. In any event, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall pay to CIMA an amount equal to any undercharge to which CIMA is entitled as disclosed by the audit.

         6.3. CIMA shall cooperate with the FDA or any other governmental agency with respect to any inspections it may require of CIMA's facilities and procedures as a result of the Work Plan. CIMA shall promptly notify in writing and provide copies to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] of any communications CIMA may send or receive to or from the FDA or any other governmental agency if such communications relate in any way to the Work Plan or Licensed Product. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and CIMA shall discuss any written response to observations or notifications received in connection with any such inspection, investigation or other inquiry and CIMA shall give [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] an opportunity to comment upon any proposed response before it is made. In the event of disagreement concerning the form or content of such response, however, CIMA shall be responsible for deciding the appropriate form and content of any response with respect to any of its cited manufacturing activities.

7.       OWNERSHIP OF INTELLECTUAL PROPERTY

         7.1. CIMA Licensed Technology. CIMA Licensed Technology is and shall remain the sole property of CIMA.

         7.2. Ownership of Products. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall solely own any and all Licensed Products developed under this Agreement.

         7.3. Ownership of Regulatory Filings. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall file, own and control all regulatory fillings, including but not limited to filings with the FDA.

         7.4.     Ownership of Work Product and Developed Intellectual Property.

                  7.4.1. Each party shall retain ownership to its existing intellectual property and intellectual property developed outside of the Work Plan. CIMA shall have a license to use any intellectual property Controlled by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] solely for the purpose of performing its obligations under this Agreement.

                  7.4.2. Any and all Work Product, whether or not jointly developed, including but not limited to data and reports generated by CIMA and/or CIMA's agents, shall be the sole and exclusive property of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]; provided, however, CIMA shall have an exclusive worldwide, fully-paid, royalty-free license to use Work Product in support of obtaining patent protection with respect to the Developed Intellectual Property.

                  7.4.3. Any and all Developed Intellectual Property shall be owned by CIMA and shall be considered part of CIMA Licensed Technology, subject to the rights granted to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] hereunder and subject to a mutually agreed upon license for the Developed Intellectual Property that utilized [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] proprietary technology.

         7.5.     Ownership and Use of Trademarks.

                  7.5.1. Each party shall own and control their own Trademarks and the goodwill associated therewith and shall be solely responsible for prosecuting and maintaining any trademarks, trademark applications and/or trademark registrations. CIMA shall not use any [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademark.

                  7.5.2. Neither party may use the other party's name except as required by law or regulation or as agreed to in writing by the parties; provided, however, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall include the applicable CIMA Trademarks identified in Schedule 1.26(a) (the "CIMA Trademarks") and the applicable CIMA Licensed Patent markings on the packaging of Licensed Product and, at [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] sole discretion, in marketing and promotional materials.

                           7.5.2.1. [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***] will use CIMA Trademarks in labeling of License Product as requested in writing by CIMA, in a frequency, size, format and location as reasonably requested by CIMA and as reasonably agreed to by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], prior to the required time for [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] submissions of artwork as set forth in the Manufacturing Agreement in substantially the form of Schedule 2.11 hereto.

                           7.5.2.2. [***CONFIDENTIAL TREATMENT REQUESTED,
                                    PORTION OMITTED FILED SEPARATELY WITH THE
                                    SECURITIES AND EXCHANGE COMMISSION.***] may use CIMA's name and derivations thereof in promoting, marketing and selling of Licensed Product in the Territory in accordance with
                                    Section 7.5.2; provided, however that the particular formulation of any reference to CIMA's name and CIMA Trademarks in any promotional material shall be subject to CIMA's review and consent; and provided, further, that once the formulation of any such reference has been reviewed and consented to by CIMA, any subsequent reference to CIMA's name and CIMA's Trademarks using such formulation shall not be subject to the further review or consent of CIMA.

                  7.5.3. For the purpose of this Section 7.5, CIMA grants to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and its permitted sublicensees and Affiliates a non-exclusive license to the CIMA Trademarks identified in Schedule 1.26(a) during the term of this Agreement for the purpose of performing its obligations under this Agreement. Following the Effective Date, CIMA shall provide to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] its policies and procedures with respect to third party use of its trademarks, and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall use commercially reasonable efforts to conform to such procedures.

         7.6. Protection of Intellectual Property. At CIMA's sole discretion and expense, CIMA may file for worldwide patent protection for any Licensed Products that embodies Developed Intellectual Property. CIMA shall have full control over the prosecution and maintenance of any such patent applications filed that claim inventions that embodies CIMA License Technology and Developed Intellectual Property that does not utilize any [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] proprietary technology. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and its Affiliates shall cooperate with CIMA, at CIMA's expense, in any such applications filed by CIMA anywhere in the world. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have the right to comment on any correspondence or filing relating to Licensed Product and to review and approve any proposed response(s) prior to their submission. CIMA shall provide a reasonable amount of time for [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED

                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to review and comment on such correspondence, filings and response(s) and shall reasonably act upon any reasonable comments made by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] concerning the file or prosecution of such applications. If CIMA desires to allow any application or patent claiming Licensed Product to lapse, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall have the right to control such application or patent at [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] expense.

         7.7.     Notice of Actual or Threatened Infringement or Third Party
                  Claims.

                  7.7.1. Each party shall give notice to the other party promptly, completely and in writing of any known or suspected infringement or threatened infringement of any CIMA Licensed Patents in the Exclusive Field ("Infringement"), and any claim that a CIMA Licensed Patent is invalid. CIMA shall enforce and defend the CIMA Licensed Patent, including, without limitation, prosecute any Infringement and to defend against any claim that the CIMA Licensed Patent is invalid, at its own expense. CIMA shall commence, maintain and direct such enforcement or defense as promptly as is reasonably necessary, but in no event later than ninety (90) days after the receipt of the notice of the Infringement or claim of invalidity.

                  7.7.2. Any damages or settlement recovered in connection with such enforcement or defense by CIMA shall be retained solely by the CIMA.

                  7.7.3. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall reasonably cooperate with and assist CIMA in such enforcement or defense. CIMA shall reimburse [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] its reasonable expenses (excluding attorneys' fees) in providing such cooperation and assistance and will hold [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] harmless from all liability and all costs or expenses associated with or arising out of its truthful and good faith actions in providing such cooperation and assistance.

                  7.7.4. CIMA shall keep [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] reasonably informed regarding the status of actions taken by or on behalf of CIMA pursuant to this Section 7.7, including prompt notice of CIMA's commencement of enforcement or defense and its determination that it will not undertake or has completed such enforcement or defense.

                  7.7.5. In the event either party gives notice of Infringement or a claim of invalidity and CIMA has not commenced enforcement or defense within ninety
                           (90) days of receipt of such notice, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may, in its sole discretion, commence, maintain and direct such enforcement or defense, at its own expense. CIMA shall join any action initiated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] as a party if [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] so requests.

                  7.7.6. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

                  7.7.7. CIMA shall reasonably cooperate with and assist [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in such enforcement or defense. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall reimburse CIMA's reasonable expenses (excluding attorneys' fees) in providing such cooperation and assistance and will hold CIMA harmless from all liability and all costs or expenses associated with or arising out of the truthful and good faith actions of CIMA in providing such cooperation and assistance.

                  7.7.8. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall keep CIMA reasonably informed regarding the status of actions taken by or on behalf of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to this Section 7.7, including prompt notice of its commencement of enforcement or defense and its determination that it will not undertake or has completed such enforcement or defense.

                  7.7.9. Any settlement of any action for Infringement or defense of any claim that the CIMA Licensed Patent is invalid must be approved in writing by both parties. Such approval may not be unreasonably withheld, delayed or conditioned.

                  7.7.10. Any settlement shall be consistent with the terms of this Agreement.

                  7.7.11. Each party shall give notice to the other party promptly, completely and in writing of any claim of infringement or threatened infringement of third party intellectual property rights by use of the CIMA Licensed Technology in accordance with this Agreement or any related agreements ("Third Party Infringement"). Except as provided pursuant to
                           Section 8 hereof, should an action be brought against either party regarding such Third Party Infringement, the other party shall reasonably cooperate with and assist in such defense of use of the CIMA Licensed Technology. Except as provided pursuant to Section 8 hereof, each party shall keep the other reasonably informed regarding the status of actions taken pursuant to this Section 7.11, including prompt notice of its commencement of defense and its determination that it will not undertake or has completed such defense.

                  7.7.12. Except as provided pursuant to Section 8 hereof, CIMA shall join any Third Party Infringement action as a party, if [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] so requests.

                  7.7.13. Except as provided pursuant to Section 8 hereof, any settlement of any action for Third Party Infringement must be approved in writing by both parties. Such approval may not be unreasonably withheld, delayed or conditioned.

8.       INDEMNIFICATION

         8.1. Indemnification by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. Subject to the terms of Section 8.3, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall indemnify, defend and hold CIMA, its Affiliates and their respective directors, officers, shareholders, employees, representatives, agents, successors and permitted assigns ("CIMA Indemnified Parties") harmless from and against any and all third party liabilities, losses, claims, demands, obligations, judgments, causes of action, assessments, fines, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) (collectively, "Claims"), in each case to the extent such Claims arise out of: (a) a breach or inaccuracy of any representation or warranty made by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] in
                  Section 11 or 12.2 of this Agreement; (b) a material breach of this Agreement by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]; (c) any negligence or willful or reckless actions or misconduct of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or its employees, agents and/or subcontractors; (d) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]; (e) any allegation of infringement or misappropriation of copyright or trademark rights of any party resulting from [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] instructions for labeling or packaging of Licensed Products; and (f) the manufacture, promotion, distribution, use, testing, marketing and sale of Licensed Products by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], its Affiliates or sublicensees. Notwithstanding the foregoing, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall not be liable for any Claims to the extent caused by any of the CIMA Indemnified Parties as determined in a final, non-appealable order of a court of competent jurisdiction.

         8.2. Indemnification by CIMA. Subject to the terms of Section 8.3, CIMA shall indemnify, defend and hold [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], its Affiliates and their respective directors, officers, shareholders, employees, representatives, agents, successors and permitted assigns ("[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Indemnified Parties") harmless from and against any and all Claims, in each case to the extent such Claims arise out of:
                  (a) a breach or inaccuracy of any representation or warranty made by CIMA in Sections 11 and 12.1 of this Agreement; (b) a material breach of this Agreement by CIMA; (c) any negligence or willful or reckless actions or misconduct of CIMA or its Affiliates, employees, agents and/or subcontractors; (d) the manufacture, use, testing, disposal or development of Licensed Product by CIMA, its Affiliates or subcontractors; and (e) third party claims against [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for alleged infringement of such party's trademark rights due to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] use of CIMA Trademarks in the United States. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] agrees to give CIMA prompt notice of any claim by a third party for which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] is seeking indemnification under section (e) herein. Notwithstanding the foregoing, CIMA shall not be liable for any Claims to the extent caused by any of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Indemnified Parties as determined in a final, non-appealable order of a court of competent jurisdiction.

         8.3.     Procedures for Indemnification.

                  8.3.1. General. Promptly after becoming aware of same, the party seeking indemnification (the "Indemnified Party") shall notify the other party (the "Indemnifying Party") of any Claims covered under the terms of Sections 8.1 or 8.2, as applicable, for which the Indemnified Party seeks indemnification; provided, however, that any delay in giving such notice shall not relieve the Indemnifying Party hereunder except to the extent such delay materially prejudices the Indemnifying Party's ability to defend against such Claim or materially increases the amount of damages awarded or paid in settlement of such Claim. For a period that shall not exceed ten (10) business days following any such notification, the Indemnified Party and Indemnifying Party shall investigate and discuss in good faith whether such claim is subject to indemnification under Sections
                           8.1 or 8.2, as applicable. During such discussions, the Indemnified Party shall give the Indemnifying Party full access to all records, data and personnel of the Indemnified Party as may be reasonably necessary to make such determination. If the parties are unable to agree on whether the Indemnifying Party is required to indemnify the Indemnified Party under the terms of Sections 8.1 or 8.2, as applicable, the Indemnifying Party, at its option, shall either assume or decline defense of the Claims, including negotiations for its settlement or compromise.

                  8.3.2. Defense Assumed. If the Indemnifying Party assumes defense of a Claim as described herein, the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense of such Claim and may be represented, at the Indemnified Party's expense, by counsel of its choice, provided that, where the Indemnifying Party has assumed defense of a Claim, the Indemnifying Party shall have sole control over such defense. The Indemnifying Party shall not be responsible for defending any claims other than those described in Sections 8.1 or 8.2, as applicable, even if brought in the same suit. In addition to the foregoing, if a court of competent jurisdiction later determines that a Claim for which the Indemnifying Party assumed defense was not eligible for indemnification under Sections 8.1 or 8.2, as applicable, within thirty (30) calendar days following such determination, the Indemnified Party shall reimburse the Indemnifying Party in full for all judgments, costs and expenses (including without limitation reasonable attorneys' fees) incurred in connection with such Claim.

                  8.3.3. Defense Declined. If the Indemnifying Party declines to assume defense of any Claim, and it is later determined by a court of competent jurisdiction that such Claim was eligible for indemnification under Sections 8.1 or 8.2, as applicable, with thirty (30) calendar days following such determination, the Indemnifying Party shall reimburse the Indemnified Party in full for all judgments, costs and expenses (including without limitation reasonable attorneys' fees) incurred in connection with such Claim.

                  8.3.4. Settlement of Claims. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Parties if such settlement: (a) materially diminishes any of the Indemnified Party's rights under this Agreement or seeks to impose additional obligations on the Indemnified Party; or (b) arises out of or is a part of any criminal action, suit or proceeding or contains a stipulation or admission or acknowledgement of any liability or wrongdoing

                           (whether in contract, tort or otherwise) on the part of the Indemnified Party.

                  8.3.5. Contributory Negligence; Right of Contribution. Nothing contained herein shall bar a claim for contributory negligence or a party's right of contribution.

9.       CONFIDENTIAL INFORMATION

         9.1. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information. CIMA acknowledges and agrees (a) that (i) Work Product, (ii) any plans, specifications, designs, data, results, information, works in progress and any other documents or material related to the Work Plan, and
                  (iii) any information, works in progress, trade secrets, data or other secret, sensitive or confidential material related to the business technology, products, systems, formulas, practices, processes, customers or projects of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] that are disclosed to or become known by CIMA during the term of this Agreement and which are not generally known to the public constitute the confidential information of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (collectively the "[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information"); (b) to hold such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information in strict confidence and disclose such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information only to such Affiliates, officers and employees as are necessary to carry out the provisions of this Agreement and who are likewise bound by provisions equivalent to this Section 9.1; (c) not to disclose such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information to any third party;
                  (d) to use such [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information only as necessary to perform the services related to the Work Plan; and (e) upon termination of this Agreement, to destroy or return all tangible

                  [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information (including tangible media containing [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information) to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. This provision shall supersede and replace any previous confidentiality and/or non-disclosure agreements between the parties. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information shall not include those portions of Work Product to the extent such portions of Work Product embody any trade secret within the Developed Intellectual Property for which [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] has received prior written notice and reasonable identification thereof from CIMA.

         9.2. CIMA Confidential Information. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] acknowledges and agrees (a) that any information, work in progress, trade secrets, data or other secret, sensitive or confidential material related to the business technology, products, systems, formulas, practices, processes, customers or projects of CIMA that are disclosed to or become known by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] during the term of this Agreement and which are not generally known to the public constitute the confidential information of CIMA (collectively the "CIMA Confidential Information") (b) to hold such CIMA Confidential Information in strict confidence and disclose such CIMA Confidential Information only to such Affiliates, officers and employees as are necessary to carry out the provisions of this Agreement and who are likewise bound by provisions equivalent to this Section 9.2; (c) not to disclose such CIMA Confidential Information to any third party; (d) to use such CIMA Confidential Information only as reasonably useful to further develop, manufacture, and/or commercialize any Licensed Product or any formulation based on Licensed Product and (e) upon termination of this Agreement, to destroy or return all tangible CIMA Confidential Information (including tangible media containing CIMA Confidential Information) to CIMA. This provision shall supersede and replace any previous confidentiality and/or non-disclosure agreements between the parties.

         9.3. Notwithstanding the provisions of Sections 9.1 and 9.2, the aforesaid secrecy obligations shall not apply to any [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information or CIMA Confidential Information that is reasonably demonstrated by the receiving party to fall within any of the following categories

                  9.3.1. information that is in the public domain at the time of disclosure by the disclosing party, or that which subsequently enters the public domain through no breach of this Agreement;

                  9.3.2. information that is demonstrated by written records to be in the possession of the receiving party prior to disclosure hereunder;

                  9.3.3. information obtained by the receiving party from a third party who is not under a restriction to disclose such information;

                  9.3.4. information which is required by law or court order to be disclosed, or;

                  9.3.5. information that is independently developed by the receiving party after disclosure hereunder, without the aid, application or use in any way of Confidential Information received under this Agreement.

                  Specific [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information or CIMA Confidential Information shall not be deemed to be available to the public or in the prior possession of the receiving party merely because it is embodied in more general information available to the public or in the receiving party's prior possession. Any combination of known information shall be within any of the foregoing exclusions only if the combination as such is within such exclusion. Any information shown to fall within the foregoing exceptions shall not be identified by the receiving party as information, which was received from, is used by, or considered proprietary by the disclosing party.

         9.4. Notwithstanding Sections 9.1, 9.2 and 9.3.4, in the event that the receiving party becomes legally compelled to disclose any of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Confidential Information or CIMA Confidential Information, as the case may be, the receiving party will give the disclosing party prompt notice so that the disclosing party may seek a protective order or other appropriate remedy. The receiving party shall furnish only that portion of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND

                  EXCHANGE COMMISSION.***] Confidential Information or CIMA Confidential Information, as the case may be that is legally required to be disclosed.

         9.5. Notwithstanding Section 9.2, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may disclose any CIMA Confidential Information, including without limitation any plans, specifications, designs, processes, reports, papers, formulas and any other information and material provided to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] under this Agreement to third parties as reasonably useful to further develop, enhance, improve, manufacture, or commercialize any Licensed Products; provided, however, that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] require any such third parties to execute a corresponding confidentiality agreement. Under no circumstances may [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] disclose any CIMA Confidential Information to a CIMA Competitor.

10.      DISPUTE RESOLUTION

         10.1. The parties, through their designated project coordinators and the DSC, shall make a good faith effort to resolve any claims, disputes, or controversies arising out of or relating to this Agreement or the breach or alleged breach thereof.

         10.2. In the event the parties do not or are unable to reach a mutually agreeable resolution within ten (10) business days of receipt of written notice of any claim, dispute, or controversy, the DSC shall promptly elevate the dispute to representative senior executives of each party in writing. These senior executives from each party shall within twenty
                  (20) days thereafter meet for face-to-face negotiations. If the senior executives are unable to reach a resolution within ten 10) days after such meeting, the parties may agree in writing to submit to voluntary, non-binding mediation. Said mediation shall occur in Wilmington, Delaware within thirty
                  (30) business days after agreement to submit said dispute to mediation and shall last for no more than two (2) business days. In the event the parties do not agree on mediation, either party may seek such other relief as may be available to it in law or equity.

         10.3. Notwithstanding the foregoing, either party may apply to any court having jurisdiction over the parties and the subject matter of the dispute for a temporary restraining order and/or preliminary injunction to enjoin the other party from misappropriating or infringing any intellectual property rights of the moving party, or to enforce the termination or confidentiality provisions of this Agreement.

11.      MUTUAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each of the parties represents, warrants and covenants to the other that:

         11.1. It has not been debarred and is not subject to debarment and will not use in any capacity, in connection with the services to be performed under this Agreement, any person who has been debarred pursuant to Section 306 of the FDCA, 21 U.S.C. 335a, or who is the subject of a conviction described in such Section or who undergoes any analogous proceeding under foreign law.

         11.2. It is validly existing and in good standing under the laws of the state of its incorporation;

         11.3. The execution of this Agreement and full and timely performance of the covenants, duties and obligations described herein have been duly authorized by all necessary corporate action in accordance with all applicable laws.

         11.4. It has the full power and authority to execute and deliver this Agreement and perform its covenants, duties and obligations described in this Agreement.

         11.5. This Agreement is a valid, legal and binding obligation upon such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

         11.6. Each party and their respective agents shall maintain all records and reports as required to comply with appropriate work regulations, to obtain FDA approval, and as further required under the Work Plan.

12.      INDIVIDUAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         12.1. CIMA represents, warrants and covenants to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] as follows:

                  12.1.1. All studies performed by CIMA or its agents and all materials supplied by CIMA or its agents under the Work Plan shall conform to, and shall be performed or manufactured in conformity with current Good Manufacturing Practices, Good Clinical Practices and all other applicable FDA regulations; when shipped from CIMA, materials developed under the Work Plan shall not be adulterated or misbranded under the Federal Food, Drug, and Cosmetic Act (the "FDCA"), or under any other applicable laws, standards, rules, regulations, or requirements and may be introduced into interstate commerce pursuant to the FDCA.

                  12.1.2. All Licensed Product shall conform to the specifications set forth in the Work Plan and in any applicable regulatory filings.

                  12.1.3. All materials delivered by CIMA under the Work Plan, including but not limited to Work Product, shall be free and clear of all liens, security interests, or other encumbrances.

                  12.1.4. CIMA shall make prompt payment to all of its subcontractors under this Agreement.

                  12.1.5. CIMA owns or Controls the CIMA Licensed Technology and the CIMA Trademarks and has the right to grant the licenses granted pursuant to this Agreement.

                  12.1.6. CIMA has the right to use the CIMA Licensed Technology in connection with the Work Plan.

                  12.1.7. CIMA has granted no license and entered into no agreements that are inconsistent with or will impair its ability to perform its obligations under this Agreement, nor will it do so during the term of this Agreement.

                  12.1.8. The Licensed Products will not infringe any patents, trade secrets or other intellectual property rights of third parties that are known to CIMA. The CIMA Trademarks will not infringe any intellectual property rights of third parties that are known to CIMA.

                  12.1.9. To its knowledge, the rights that make up the CIMA Licensed Technology are valid and enforceable.

                  12.1.10. CIMA has maintained the CIMA Licensed Technology in full force and effect, including the payment of maintenance fees and the protection of the confidential status of all trade secrets and confidential information. CIMA will continue to do so during the term of this Agreement.

                  12.1.11. As of the Effective Date, CIMA has completely and accurately responded to all due diligence requests made by

                           [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] with respect to the transactions contemplated by this Agreement.

         12.2. [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] represents, warrants and covenants to CIMA that [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] has granted no license and entered into no agreements that are inconsistent with or will impair its ability to perform its obligations under this Agreement, nor will it do so during the term of this Agreement.

13.      DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY

         IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS, PUNITIVE OR OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. THE LIMITATION ON LIABILITY SET FORTH IN THIS SECTION SHALL NOT APPLY TO THE OTHER PARTY'S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT OR DAMAGES ARISING OUT OF A PARTY'S INTENTIONAL BREACH OF, OR MISCONDUCT UNDER, THIS AGREEMENT.

14.      MISCELLANEOUS

         14.1. Notices. All notices and consents required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, (b) mailed by first class certified mail, return receipt requested, postage prepaid, on the date certified by the U.S. Postal Service to have been received by the addressee, (c) by facsimile, provided the sender personally calls the recipient and confirms receipt of such facsimile, or
                  (d) on the date certified by a nationally recognized overnight express courier service to have been received by the recipient, as follows:

         If to CIMA:

                  CIMA Labs Inc.
                  President and Chief Executive Officer
                  10000 Valley View Road
                  Eden Prairie, MN 55344-9361
                  Tel: 952-947-8700
                  Fax: 952-947-8770

         If to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]:

                  [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

         14.2. Public Disclosure/Media Releases. Neither party shall issue or release any media release or public announcement (including any announcements made via any posting on the World Wide Web or Internet), or other similar publicity announcing the existence of this Agreement or relating to any term or condition of this Agreement in any country or the relationships created by this Agreement without three (3) Business Days' prior written notice, including by e-mail, to the other party and the prior agreement of the other party on the relevant wording relating to the Agreement or term or condition of the Agreement. Notwithstanding the foregoing, each party shall have the right to issue media releases, immediately and without prior consent of the other party that disclose any information required by the rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange (NYSE), National Association of Securities Dealers
                  (NASD) or applicable law; provided that the disclosing party shall notify, including by e-mail, the other party no later than simultaneously with such issuance of such disclosure and shall use commercially reasonable efforts to provide a copy of the relevant wording relating to the Agreement, or any term or condition thereof to the other party prior to the disclosure thereof. As of the Effective Date, CIMA shall contact [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Investor Relations Group for approval and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall contact CIMA's Chief Financial Officer for approval of such disclosure.

         14.3. Relationship Between Parties. The relationship of CIMA to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] shall be that of an independent contractor, and no provision of this Agreement shall be construed to constitute any party as a partner or joint venturer of the other party, or an employer or employee of the other. Except as may be more specifically set forth herein, (a) neither party shall be liable in any manner for the debts and liabilities of the other party, and (b) each party shall be solely responsible for all costs and expenses incurred by it in performing its obligations under this Agreement.

         14.4. Force Majeure. Any delays in performance by either party under this Agreement shall not be construed as a breach of this Agreement if and to the extent such delay is caused by occurrences beyond the reasonable control of the party affected ("Force Majeure"), including but not limited to acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, explosion, riots, terrorism, wars, civil disorder, rebellion or sabotage. Delays caused by events for which a party could have but failed to take commercially reasonable steps to prevent or compensate for (e.g. fire insurance, data backup) shall not be considered to be caused by Force Majeure events. The non-performing party shall, upon giving written notice to the other party of the reason for delay, due to Force Majeure, be temporarily excused from such performance to the extent of such prevention, interference or delay, provided that the non-performing party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed.

         14.5. Assignments. Neither party shall voluntarily, by operation of law or otherwise, assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, this Agreement may be assigned by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], without CIMA's consent, as part of an assignment or sale of all, or substantially all, of its assets to which this Agreement relates, and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] may assign its rights and obligations under this Agreement to an Affiliate; provided, however, that if an Affiliate that has been assigned any rights or obligations hereunder, the terms of such assignment shall contain provisions that if such Affiliate shall no longer be an Affiliate of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], such Affiliate shall promptly reconvey such rights and/or obligations back to [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] or to another Affiliate designated by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] that is not a CIMA Competitor. In the event of a permitted assignment hereunder, the assigning party shall notify the other party in writing of such assignment. If pursuant to any permitted assignment hereunder the assignee does not agree to assume all of the obligations of the assignor, the assignor shall be liable for all obligations to the other party not so assumed by the assignee.

         14.6. Entire Understanding. This Agreement, along with any other attachments, appendixes, exhibits, or schedules, states the entire understanding between the parties with respect to the subject matter hereof, and supersedes all earlier and contemporaneous oral and written communications and agreements or promises made with respect to the same subject matter, and any other previous agreements, promises, or representations of any kind with respect to the relationship between the parties hereto. This Agreement shall not be modified except as provided in this Agreement or in a written document signed by both parties. In the event of any differences in interpretation between the Agreement and any of its attachments, appendixes, exhibits or schedules, the language of the Agreement shall govern. This Agreement expressly supercedes and replaces that certain Startup Development Agreement dated as of April ___, 2003 between the parties and all sums paid as of the Effective Date by [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] to CIMA on account of such Startup Development Agreement shall be credited in full to the first payments due under this Agreement.

         14.7. Controlling Document. In the event of any conflict between the terms and conditions of this Agreement and any terms and conditions set forth in any, order, invoice, verbal agreement, or otherwise, the terms and conditions of this Agreement shall govern.

         14.8. Parties in Interest. This Agreement shall bind CIMA and [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and their respective successors, agents and permitted assigns, if any. There are no third party beneficiaries to this Agreement.

         14.9. No Waivers. No failure to exercise, delay in exercising, or single or partial exercise of any right, power, or remedy by either party shall constitute a waiver of, or shall preclude any other or further exercise of, the same or any other right, power, or remedy.

         14.10. Severability. If any provision of this Agreement is construed to be invalid, illegal, or unenforceable, then the remaining provisions of this Agreement shall not be affected thereby and shall be enforceable without regard thereto but construed and reformed so as to conform as nearly as possible to the intent of the parties in entering into this Agreement.

         14.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary, in making proof of this Agreement, to produce or account for more than one counterpart hereof.

         14.12. Controlling, Law. This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of Delaware, without regard to that State's conflict of law rules or principles.

         14.13. Jurisdiction and Venue. The parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the District of Delaware and the state courts of Delaware, in any litigation or dispute arising out of this Agreement.

         14.14. Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be construed or interpreting this Agreement.

         14.15. Parties Represented by Counsel. Each of the parties has been represented by counsel in the negotiation and drafting of this Agreement. Both parties have participated in its drafting. This Agreement shall not be construed against either party on account of it having been drafted by the other party or by lack of representation by counsel.

         14.16. Costs and Attorney's Fees. The prevailing party in any suit or proceeding arising out of or relating to this Agreement shall be entitled to recover all of its reasonable costs and expenses, including reasonable attorneys' fees.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

CIMA LABS INC.                           [***CONFIDENTIAL TREATMENT
                                         REQUESTED, PORTION OMITTED
By: /s/ Steven B. Ratoff                 FILED SEPARATELY WITH THE
    ----------------------               SECURITIES AND EXCHANGE
Name: Steven B. Ratoff                   COMMISSION.***]

Title:  Chairman & Interim CEO           By: /s/ [***CONFIDENTIAL
                                            ----
                                         TREATMENT REQUESTED, PORTION
                                         OMITTED FILED SEPARATELY WITH
                                         THE SECURITIES AND EXCHANGE
                                         COMMISSION.***]

                                         Name: [***CONFIDENTIAL
                                         TREATMENT REQUESTED, PORTION
                                         OMITTED FILED SEPARATELY WITH

                                         THE SECURITIES AND
                                         EXCHANGE COMMISSION.***]

                                         Title: [***CONFIDENTIAL TREATMENT
                                         REQUESTED, PORTION OMITTED
                                         FILED SEPARATELY WITH THE
                                         SECURITIES AND EXCHANGE
                                         COMMISSION.***]

                               LIST OF SCHEDULES

Schedule 1.3               CIMA Competitors

Schedule 1.5               CIMA Licensed Patents

Schedule 1.10              Developmental Specifications

Schedule 1.26(a)           CIMA Trademarks

Schedule 1.26(b) [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] Trademarks

Schedule 1.27              Work Plan

Schedule 2.11              Form of Manufacturing Agreement

                                  SCHEDULE 1.3
                                CIMA COMPETITORS

-        Perrigo Company

-        Phoqus Pharmaceuticals Ltd.

-        Cardinal Health, Drug discovery and development division

-        Yamanouchi Pharma Technologies

-        Therics, Inc.

-        Eurand

-        Dr. Reddy's Laboratories Ltd.

-        Ethypharm

-        Impax Labs, inc.

-        Biovail Corporation

-        KV Pharmaceutical Inc.

-        Capricorn Pharma Inc.

-        Intech Pharmaceuticals, Inc.

                                  SCHEDULE 1.5
                                  CIMA PATENTS

OraSolv(R) Technology

         U.S. Pat. No. 5,178,878
         U.S. Pat. App. No. 08/468,913
         Australia Pat. No. 646,232
         Austria Pat. No. E145551
         Belgium Pat. No. 0 494 972
         Canada Pat. No. 2,061,917
         Switzerland Pat. No. 0 494 972
         Germany Pat. No. 69029273.2
         Denmark Pat. No. 0 494 972
         Spain Pat. No. 2097155
         France Pat. No. 0 494 972
         Great Britain Pat. No. 0 494 972
         Italy Pat. No. 0 494 972
         Sweden Pat. No. 0 494 972
         Japan Pat. No. 3 412 694
         Japan Pat. App. No. 15441/2003

PakSolv(R) Technology

         U.S. Pat. No. 6,155,423
         Australia Pat. No. 732,118
         Canada Pat. App. No. 2284132
         Europe Pat. App. No. 98913352.5 (European Publication No. 1,015,352) Japan Pat. App. No. 541960/1998
         U.S. Pat. No. 6,269,615
         U.S. Pat. No. 6,311,462
         Australia Pat. No. 734,383
         Europe Pat. App. No. 99914893.5 (European Publication No. 1,107,911) Japan Pat. App. No. 535554/2000

DuraSolv(R) Technology

         U.S. Pat. No. 6,024,981
         U.S. Pat. No. 6,221,392
         Australia Pat. No. 726,336
         Canada Pat. App. No. 2284663
         Europe Pat. App. No. 98914665.9
         Japan Pat. App. No. 544093/1998

                                  SCHEDULE 1.10
                          DEVELOPMENTAL SPECIFICATIONS

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

                                SCHEDULE 1.26(a)
                                CIMA TRADEMARKS

CIMA

CIMA LABS INC.

OraSolv(R)

PakSolv(R)

DuraSolv(R)

CIMA

                                SCHEDULE 1.26(b)

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION.***]TRADEMARKS

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

SCHEDULE 1.27

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]